UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 9, 2004
(Date of earliest event reported)

Offshore Logistics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31617	72-0679819
(Commission File Number)	(IRS Employer
Identification No.)
224 Rue de Jean P.O. Box 5C,
Lafayette, Louisiana	70505
(Address of Principal Executive Offices)	(Zip Code)

(337) 233-1221
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        On September 9, 2004, the stockholders of Offshore Logistics, Inc. approved the adoption of the Offshore Logistics, Inc. 2004 Stock Incentive Plan. The aggregate number of shares of common stock that may be issued under this plan will not exceed 1,000,000 (subject to adjustment provisions). The 1,000,000 new shares represent 4.38% of the shares of common stock of Offshore Logistics, Inc. outstanding as of July 12, 2004.

Item 9.01. Financial Statements and Exhibits.

(c)     Exhibits.

Exhibit Number	Description of Exhibit
10.1	Offshore Logistics, Inc. 2004 Stock Incentive Plan, incorporated by reference to Offshore Logistics, Inc.'s Form DEF 14A, Definitive Proxy Statement Appendix B, filed on July 13, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2004

OFFSHORE LOGISTICS, INC. (Registrant) /s/ H. Eddy Dupuis —————————————— H. Eddy Dupuis Chief Financial Officer